Exhibit 99.2

AGA-201 Data Phase 2 open-label clinical trial evaluating the safety and efficacy of ATI-502, an investigational topical JAK1/3 inhibitor, on the regrowth of hair in patients with androgenetic alopecia (AGA), also known as male/female pattern hair loss. June 2019 EMPOWERING PATIENTS THROUGH REVELATIONARY SCIENCE

Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe", "expect", "may", "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding the clinical development of its JAK inhibitor candidates, including the availability of data from its ongoing clinical trials, and timing for initiation of planned clinical trials. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris' Annual Report on Form 10-K for the year ended December 31, 2018, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

Androgenetic Alopecia (AGA): Male/Female pattern hair loss

- AGA is a genetic disorder and the most common cause of hair loss[1]
- Experienced by 70% of men and 40% of women at some point in their lives[1]; affects ~50 million men and ~30 million women in the US[2]
- Affected individuals highly motivated to seek treatment[1]
- Potential benefits of topical JAK inhibitor in AGA:
  - ✓ New mechanism of action
  - ✓ Minimal systemic side effects
  - ✓ Non-hormonal
  - ✓ Novel option for women with AGA



Male with AGA



Female with AGA


Epidermis
Hair
Sebaceous gland
Outer root sheath
Inner root sheath
Connective tissue sheath
Arrector pili muscle
The bulge
Stem cells
Proliferating progenitor cells
Bulb
Dermal papilla

Cotsarelis, G. *J Clin Invest.* 2006;116(1):19-22.

[1] McElwee, K. J., & Shapiro, J. Promising Therapies for Treating and/or Preventing Androgenic Alopecia. https://www.skintherapyletter.com/alopecia/promising-therapies/. Published June 1, 2012. Accessed May 13, 2019.
[2] National Institutes of Health. Androgenetic alopecia. https://ghr.nlm.nih.gov/condition/androgenetic-alopecia#statistics. Accessed March 30, 2019.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

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AGA – New Mechanism of Action Postulated



TELOGEN HAIR FOLLICLE
hair growth in rest
HFSC activation
pSTAT5
OSMRb
gp130
OSM
Hair follicle stem cell (HFSC)
TREM2+ macrophage (trichophage)
Macrophage

Figure 1. Role of TREM2+ Macrophages in Skin
Dermal TREM2+ macrophages, now termed "Trichophages," reside in close proximity to hair follicles. During telogen—the hair cycle phase when hair is not growing—trichophages produce the cytokine OSM that binds to OSM receptors on hair follicle stem cells (HFSCs). This triggers phosphorylation of STAT5 within HFSCs, impairing their activation, and therefore resulting in maintenance of telogen.

- Tissue-resident immune cells with potent sensing and effector functions are well-placed to fundamentally aid tissue homeostasis via crosstalk with stem cells.
- A dermis-resident TREM2+ macrophage subpopulation that promotes hair follicle stem cell (HFSC) quiescence via cytokine-mediated JAK-STAT signaling has been identified.
- pSTAT5 (the p indicates that STAT5 is in the ON position – ie: active, and then a red curved arrow blocks HFSC activation (this is telogen)
- The administration of a JAK inhibitor would turn the pSTAT5 to the OFF position, and then opens the red arrow and PROMOTES HFSC activation.

*Dalessandri, T and Kasper, M. TREMendous Macrophages Inhibit Hair Growth *Cell Stem Cell 24, 501-2* April 4, 2019 - 2019 Published by Elsevier Inc.
https://doi.org/10.1016/j.stem.2019.03.014

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

4

AGA-201: Male and Female Subjects With Androgenetic Alopecia (AGA) Treated With ATI-502

Open-Label Study*[1]

Eligibility

- AGA Diagnosis
- Males: Norwood-Hamilton Type III vertex, IV or V
- Females: Sinclair Grade 2, 3 or 4

N=31

Treatment 26 weeks

ATI-502 (0.46%) BID

Assessment (Baseline and Week 26)

Key Endpoints

Primary Endpoint
- Change in non-vellus Total Area Hair Count (TAHC) at week 26

Secondary Endpoints
- Investigator Global Assessment (IGA)
- Subject Self Assessment (SSA)

Safety & Tolerability

Efficacy and Safety 12-month endpoint

ATI-502 (0.46%) BID

(Ongoing)

*3 US clinical sites
[1]ClinicalTrials.gov ID NCT03495817

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

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AGA-201: Primary Endpoint - Mean Change from Baseline in Non-Vellus Target Area Hair Count (TAHC) at Week 26 Primary Endpoint Mean (95%CI) = 8.6 (2.5, 14.6) Median (min, max) = 11.5 (-19.0, 27.0) N = 20 evaluable patients 6

AGA-201: Primary Endpoint - Mean Change from Baseline in Non-Vellus Target Area Hair Count (TAHC) at Week 26 By Gender Primary Endpoint Male Mean (95%CI) = 5.6 (-2.2, 13.5) Male Median (min, max) = 6.5 (-19.0, 27.0) Female Mean (95%CI) = 15.3 (6.8, 23.9) Female Median (min, max) = 16.5 (1.0, 25.0) N = 20 evaluable patients 7

AGA-201: Secondary Endpoints - Investigator Global Assessment (IGA) and Subject Self-Assessment (SSA) Grade Description -3 Greatly decreased hair growth -2 Moderately decreased hair growth -1 Slightly decreased hair growth 0 No change +1 Slightly increased hair growth +2 Moderately increased hair growth +3 Greatly increased hair growth Response Rates for IGA and SSA Score ≥ 1 Sex (N) Week IGA N (%) SSA N (%) Male (15) 26 12/15 (80.0) 13/15 (86.7) Female (7) 26 4/7 (57.1) 5/7 (71.4) Total (22) 26 16/22 (72.7) 18/22 (81.8) 8

Subject 01-012 – 48 y/o Male IGA SSA TAHC Δ +3 +3 +11 Baseline Week 26 9

Subject 03-005 – 42 y/o Male IGA SSA TAHC Δ +1 +2 +24 Baseline Week 26 Baseline Week 26 10

Subject 01-029 – 31 y/o Female IGA SSA TAHC Δ +1 +2 +15 Baseline Week 26 11

Subject 02-002 – 41 y/o Female IGA SSA TAHC Δ +2 +1 +18 Baseline Week 26 12

ATI-502 (0.46% concentration) was generally well-tolerated. No treatment-related serious adverse events (SAEs) reported in this study. One subject had an unrelated SAE of breast cancer which led to withdrawal of study medication. Three additional subjects had adverse events (AEs) leading to discontinuation: Alopecia assessed by the investigator as related to study medication Unrelated event of herpes zoster, Unrelated events of acne, constipation, amnesia, and photopsia. Two subjects experienced treatment-related AEs, one with folliculitis and one with pruritus. AEs occurring in > 1 subject were vertigo, upper respiratory infection, neck pain, and alopecia. Safety Summary 13

Design next clinical trial Positive advisory board meeting with leading hair loss KOLs reinforced plan for definitive Phase 2 study Double-blind, randomized, controlled Phase 2 clinical study with potentially female focus Dose range with higher concentrations of ATI-502 Market Research - assessment underway Next Steps 14

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